Exhibit 99.2

Selected Financial Data

The selected historical financial information presented below for Regency Energy Partners LP (the “Partnership”) was derived from the financial statements included in the Partnership’s Annual Report on Form 10-K filed on February 27, 2014.  The unaudited pro-forma financial information presented below was derived from information presented in this Current Report on Form 8-K/A, except for investing and financing activities cash flow data, maintenance capital expenditures, adjusted total segment margin and adjusted EBITDA, which were generally derived from historical financial information of the Partnership, PVR, the Midstream Business of Eagle Rock, and HEP, appropriately adjusted for pro-forma adjustments. All tabular dollar amounts, except per unit data, are in millions.

Regency Energy Partners LP
Selected Financial Data
(in millions except unit data and per unit data)

	Successor					Predecessor
	Nine Months Ended September 30, 2014 Pro forma (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Period from Acquisition (May 26, 2010 to December 31, 2010)	Period from (January 1, 2010 to May 25, 2010)	Year Ended December 31, 2009

Statement of Operations Data:
Total revenues	$4,354	$2,521	$2,000	$1,434	$716	$505	$1,043
Total operating costs and expenses	4,227	2,466	1,970	1,394	702	485	816
Operating income	127	55	30	40	14	20	227
Other income and deductions:
Income from unconsolidated affiliates	143	135	105	120	54	16	8
Interest expense, net	(272)	(164)	(122)	(103)	(48)	(35)	(78)
Loss on debt refinancing, net	2	(7)	(8)	-	(16)	(2)	-
Other income and deductions, net	(6)	7	29	17	(8)	(4)	(15)
Income (loss) from continuing operations before income taxes	(6)	26	34	74	(4)	(5)	142
Income tax expense (benefit)	4	(1)	-	-	1	-	(1)
Income (loss) from continuing operations	(10)	27	34	74	(5)	(5)	143
Discontinued operations:
Net (loss) income from operations of east Texas assets	-	-	-	-	(1)	-	(3)
Net income (loss)	$(10)	$27	$34	$74	$(6)	$(5)	$140
Net income attributable to noncontrolling interest	(11)	(8)	(2)	(2)	-	-	-
Net income (loss) attributable to Regency Energy Partners LP	$(21)	$19	$32	$72	$(6)	$(5)	$140
Amounts attributable to Series A Preferred Units	3	6	10	8	5	3	4
General partner's interest, including IDRs	22	11	9	7	3	1	5
Amount allocated to non-vested common units	-	-	-	-	-	-	1
Beneficial conversion feature for Class D common units	-	-	-	-	-	-	1
Beneficial conversion feature for Class F common units	5	4	-	-	-	-	-
Pre-acquisition loss from SUGS allocated to predecessor equity	-	(36)	(14)	-	-	-	-
Limited partners' interest in net (loss) income	$(51)	$34	$27	$57	$(14)	$(9)	$129
Basic and diluted income (loss) from continuing operations per unit:
Basic (loss) income from continuing operations per common unit	$(0.13)	$0.17	$0.16	$0.39	$(0.09)	$(0.10)	$1.63
Diluted (loss) income from continuing operations per common unit	$(0.13)	$0.17	$0.13	$0.32	$(0.09)	$(0.10)	$1.63
Distributions per common unit	$1.47	$1.87	$1.84	$1.81	$0.89	$0.89	$1.78
Basic and diluted loss on discontinued operations per unit	$-	$-	$-	$-	$(0.01)	$-	$(0.03)
Basic and diluted net income (loss) per unit:
Basic net (loss) income per common unit	$(0.13)	$0.17	$0.16	$0.39	$(0.10)	$(0.10)	$1.61
Diluted net (loss) income per common unit	$(0.13)	$0.17	$0.13	$0.32	$(0.10)	$(0.10)	$1.60
Income per Class D common unit due to beneficial conversion feature	$-	$-	$-	$-	$-	$-	$0.11
Income per Class F common unit due to beneficial conversion feature	$0.81	$0.72	$-	$-	$-	$-	$-

	Successor					Predecessor
	September 30, 2014 (Unaudited)	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009

Balance Sheet Data (at period end):
Property, plant and equipment, net	$8,993	$4,418	$3,686	$1,886	$1,660	$1,456
Total assets	17,180	8,782	8,123	5,568	4,770	2,533
Long-term debt (long-term portion only)	6,427	3,310	2,157	1,687	1,141	1,014
Series A Preferred Units	32	32	73	71	71	52
Partners' capital and noncontrolling interest	9,791	4,916	5,340	3,531	3,294	1,243

	Successor					Predecessor
	Nine Months Ended September 30, 2014 Pro forma (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Period from Acquisition (May 26, 2010 to December 31, 2010)	Period from (January 1, 2010 to May 25, 2010)	Year Ended December 31, 2009

Cash flow data:
Net cash flows provided by (used in):
Operating activities	$639	$436	$324	$254	$80	$89	$144
Investing activities	(1,800)	(1,393)	(807)	(955)	(297)	(148)	(156)
Financing activities	1,213	923	535	693	203	72	21

Other Financial Data:
Adjusted total segment margin(1)	$1,213	$729	$602	$417	$235	$154	$361
Adjusted EBITDA(1)	940	608	517	420	218	108	211
Maintenance capital expenditures	61	48	58	22	7	8	20

(1) - See "Non-GAAP Financial Measures" for a reconciliation to its most directly comparable GAAP measure.

Non-GAAP Financial Measures.

We include in Exhibit 99.2 the following non-GAAP financial measures: adjusted EBITDA and adjusted total segment margin. We provide reconciliations of these non-GAAP financial measures to their most directly comparable financial measures as calculated and presented in accordance with GAAP.

We define EBITDA as net income (loss) plus interest expense, net, income tax expense, net, and depreciation, depletion and amortization expense. We define adjusted EBITDA as EBITDA plus or minus the following:
  non-cash loss (gain) from commodity and embedded derivatives;
  unit-based compensation expenses;
  loss (gain) on asset sales, net;
  loss on debt refinancing;
  impairment of long-lived assets;
  other non-cash (income) expense, net;
  net income attributable to noncontrolling interest;
  our interest in ELG and ORS adjusted EBITDA less adjusted EBITDA attributable to ELG and ORS; and
  our interest in adjusted EBITDA from unconsolidated affiliates less income from unconsolidated affiliates.
These measures are used as supplemental measures by our management and by external users of our financial statements such as investors, banks, research analysts and others, to assess:
  financial performance of our assets without regard to financing methods, capital structure or historical cost basis;
  the ability of our assets to generate cash sufficient to pay interest costs, support our indebtedness and make cash distributions to our unitholders and General Partner;
  our operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and
  the viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities.
Neither EBITDA nor adjusted EBITDA should be considered an alternative to, or more meaningful than net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. EBITDA and adjusted EBITDA may not be comparable to a similarly titled measure of another company because other entities may not calculate EBITDA or adjusted EBITDA in the same manner. Adjusted EBITDA is the starting point in determining distributable cash flow, which is an important non-GAAP financial measure for a publicly traded Partnership. EBITDA and adjusted EBITDA do not include interest expense, income tax expense or depreciation, depletion and amortization expense. Because we have borrowed money to finance our operations, interest expense is a necessary element of our costs and our ability to generate cash available for distribution. Because we use capital assets, depreciation, depletion and amortization are also necessary elements of our costs. Therefore, any measures that exclude these elements have material limitations. To compensate for these limitations, we believe that it is important to consider both net earnings determined under GAAP, as well as EBITDA and adjusted EBITDA, to evaluate our performance. We define segment margin, generally, as revenues minus cost of sales. We calculate our Gathering and Processing segment margin and Natural Gas Transportation segment margin as revenues generated from operations less the cost of natural gas and NGLs purchased and other costs of sales, including third-party transportation and processing fees. We do not record segment margin for our investments in unconsolidated affiliates (HPC, MEP, Lone Star, Ranch JV, Grey Ranch, Aqua-PVR, and Coal Handling) because we record our ownership percentages of their net income as income from unconsolidated affiliates in accordance with the equity method of accounting. We calculate our Contract Services segment margin as revenues minus direct costs, primarily compressor unit repairs, associated with those revenues. Our Natural Resources segment margin is generally equal to total revenues as there is typically minimal cost of sales associated with the management and leasing of these properties. We calculate total segment margin as the sum of segment margin of our segments less intersegment eliminations. We define adjusted segment margin as segment margin adjusted for non-cash (gains) losses from commodity derivatives, the 40% of Edwards Lime Gathering, LLC margin attributable to the holder of the noncontrolling interest, the 25% of Ohio River System LLC margin attributable to the holder of the noncontrolling interest, and our 33.33% portion of Ranch Westex JV LLC margin. Our adjusted total segment margin equals the sum of our operating segments’ adjusted segment margins or segment margins, as applicable, including intersegment eliminations.

Total segment margin and adjusted total segment margin are included as a supplemental disclosure because they are primary performance measures used by our management as they represent the result of product sales, service fee revenues and product purchases, a key component of our operations. We believe total segment margin and adjusted total segment margin are important measures because they are directly related to our volumes and commodity price changes. Operation and maintenance expense is a separate measure used by management to evaluate operating performance of field operations. Direct labor, insurance, property taxes, repair and maintenance, utilities and contract services comprise the most significant portion of our operation and maintenance expenses. These expenses are largely independent of the volumes we transport or process and fluctuate depending on the activities performed during a specific period. We do not deduct operation and maintenance expenses from total revenue in calculating total segment margin and adjusted total segment margin because we separately evaluate commodity volume and price changes in these margin amounts. As an indicator of our operating performance, total segment margin or adjusted total segment margin should not be considered an alternative to, or more meaningful than, net income as determined in accordance with GAAP. Our total segment margin and adjusted total segment margin may not be comparable to a similarly titled measure of another company because other entities may not calculate these measures in the same manner.

	Successor					Predecessor
	Nine Months Ended September 30, 2014 Pro forma (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Period from Acquisition (May 26, 2010 to December 31, 2010)	Period from (January 1, 2010 to May 25, 2010)	Year Ended December 31, 2009

Reconciliation of "Adjusted EBITDA" to net cash flows provided by operating activities and to net income (loss)
Net cash flows provided by operating activities	$639	$436	$324	$254	$80	$89	$144
Add (deduct):
Depreciation, depletion and amortization, including debt issuance cost write-off and amortization and bond premium write-off and amortization	(516)	(293)	(259)	(175)	(78)	(51)	(116)
Impairment of long-lived assets	(2)	-	-	-	-	-	-
Income from unconsolidated affiliates	143	135	105	120	54	16	8
Derivative valuation change	(16)	(6)	12	21	(33)	(12)	(5)
Gain (loss) on asset sales, net	1	(2)	(3)	2	-	-	133
Unit-based compensation expenses	(8)	(7)	(5)	(3)	(2)	(12)	(6)
Trade accounts receivable, accrued revenues and related party receivables	28	96	-	8	-	11	(11)
Other current assets and other current liabilities	(54)	54	(10)	(11)	13	(25)	(4)
Trade accounts payable, related party payables, accrued interest and deferred revenues	(54)	(119)	(18)	(23)	15	(9)	4
Distributions of earnings received from unconsolidated affiliates	(147)	(142)	(121)	(119)	(57)	(12)	(8)
Cash flow changes in other assets and liabilities	(4)	(125)	9	-	2	-	1
Net (loss) income	$10	$27	$34	$74	$(6)	$(5)	$140
Add (deduct):
Interest expense, net	272	164	122	103	48	35	78
Depreciation, depletion and amortization	535	287	252	169	77	46	110
Income tax expense (benefit)	4	(1)	-	-	1	-	(1)
EBITDA	$821	$477	$408	$346	$120	$76	$327
Add (deduct):
Partnership's interest in unconsolidated affiliates Adjusted EBITDA (1)(2)(3)(4)(5)(6)	240	250	222	213	102	21	11
Income from unconsolidated affiliates	(143)	(135)	(105)	(120)	(54)	(16)	(8)
Non-cash (gain) loss from commodity and embedded derivatives	(16)	3	(19)	(18)	31	11	5
(Gain) loss on assets sales, net	(1)	2	3	(2)	-	-	(133)
Loss on debt refinancing, net	(2)	7	8	-	16	2	-
Impairment of long-lived assets	2	-	-	-	-	-	-
Other expense, net	41	4	-	1	3	14	9
Adjusted EBITDA	$942	$608	$517	$420	$218	$108	$211

(1) 100% of HPC's Adjusted EBITDA is calculated as follows:
Net income	$50	$72	$70	$109	$72	$35	$20
Add:
Depreciation and amortization	27	37	36	35	20	12	9
Interest expense	10	5	2	1	-	-	-
Impairment of property, plant, and equipment	-	-	22	-	-	-	-
Other expense, net	-	-	2	-	-	-	-
HPC's adjusted EBITDA	$87	$114	$132	$145	$92	$47	$29
Ownership interest	49.99%	49.99%	49.99%	49.99%	49.99%	45.00%	38.00%
Partnership's interest in HPC's Adjusted EBITDA	$43	$57	$65	$72	$46	$21	$11

(2) 100% of MEP's Adjusted EBITDA is calculated as follows:
Net income	$65	$80	$83	$85	$43	$-	$-
Add:
Depreciation and amortization	52	69	69	70	40	-	-
Interest expense, net	37	51	52	51	29	-	-
MEP's Adjusted EBITDA	$154	$200	$204	$206	$112	$-	$-
Ownership interest	50%	50%	50%	50%	49%	-%	-%
Partnership's interest in MEP's Adjusted EBITDA	$77	$100	$102	$103	$55	-	-

(3) 100% of Lone Star's Adjusted EBITDA is calculated as follows:
Net income	$276	$214	$147	$94	$-	$-	$-
Add:	78
Depreciation and amortization	3	84	52	32	-	-	-
Other expenses, net	-	2	-	-	-	-	-
Lone Star's Adjusted EBITDA	$357	$300	$199	$126	$-	$-	$-
Ownership Interest	30%	30%	30%	30%	-%	-%	-%
Partnership's interest in Lone Star's Adjusted EBITDA	$107	$90	$60	$38	-	-	-

(4) 100% of Ranch JV's Adjusted EBITDA is calculated as follows:
Net income (loss)	$21	$4	$(2)	$-	$-	$-	$-
Add:
Depreciation and amortization	4	5	1	-	-	-	-
Income tax expense	1	-	-	-	-	-	-
Ranch JV's Adjusted EBITDA	$26	$9	$(1)	$-	$-	$-	$-
Ownership Interest	33%	33%	33%	-%	-%	-%	-%
Partnership's interest in Ranch JV's Adjusted EBITDA	$9	$3	-	-	-	-	-

(5) 100% of Aqua Adjusted EBITDA is calculated as follows:
Net income (loss)	$(4)	$-	$-	$-	$-	$-	$-
Add:
Depreciation and amortization	7	0	0	0	0	0	0
Aqua's Adjusted EBITDA	$3	$-	$-	$-	$-	$-	$-
Ownership Interest	51%	51%	51%	51%	51%	51%	51%
Partnership's interest in Aqua's Adjusted EBITDA	$2	$-	$-	$-	$-	$-	$-

(6) 100% of Coal Handling Adjusted EBITDA is calculated as follows:
Net income (loss)	$3	$-	$-	$-	$-	$-	$-
Add:
Depreciation and amortization	1	0	0	0	0	0	0
Coal Handling's Adjusted EBITDA	$4	$-	$-	$-	$-	$-	$-
Ownership Interest	50%	50%	50%	50%	50%	50%	50%
Partnership's interest in Coal Handling Adjusted EBITDA	2	$-	$-	$-	$-	$-	$-

	Successor					Predecessor
	Nine months Ended September 30, 2014 Pro forma (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Period from Acquisition (May 26, 2010 to December 31, 2010)	Period from (January 1, 2010 to May 25, 2010)	Year Ended December 31, 2009

Reconciliation of net income (loss) to "Adjusted total segment margin"
Net (loss) income	$(10)	$27	$34	$74	$(6)	$(5)	$140
Add (deduct):
Operation and maintenance	366	296	228	147	78	48	117
General and administrative	188	88	100	67	44	37	57
Loss (gain) on assets sales, net	(1)	2	3	(2)	-	-	(133)
Impairment of long-lived assets	2	-	-	-	-	-	-
Depreciation, depletion and amortization	535	287	252	169	76	42	100
Income from unconsolidated affiliates	(143)	(135)	(105)	(120)	(54)	(16)	(8)
Interest expense, net	272	164	122	103	48	35	78
Loss on debt refinancing, net	(2)	7	8	-	16	2	-
Other income and deductions, net	6	(7)	(29)	(17)	8	4	15
Income tax expense (benefit)	4	(1)	-	-	1	-	(1)
Discontinued operations	-	-	-	-	1	-	3
Total segment margin	$1,217	$728	$613	$421	$212	$147	$368
Add (deduct):
Non-cash loss (gain) from commodity derivatives	5	9	(5)	-	23	7	(7)
Segment margin related to noncontrolling interest	(19)	(13)	(6)	(4)	-	-	-
Segment margin related to ownership percentage in Ranch JV	10	5	-	-	-	-	-
Adjusted total segment margin	$1,213	$729	$602	$417	$235	$154	$361